UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19 , 2022

Waters Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Waters Corporation (the “Company”) is furnishing as Exhibit 99.1 to this Current Report on Form 8-K a presentation (the “Presentation”) that it will present to certain investors and market professionals at an “Investor Day” taking place at the New York Stock Exchange on May 19, 2022 at 10AM EST. A live telecast will be broadcast and may be accessed from the Company’s website at https://ir.waters.com. The Presentation provides for high-level commentary on the historical performance of the Company’s business and strategic initiatives of the Company, as well as industry and company outlook in the near and midterm. Readers are urged to review the presentation.

The Presentation contains forward-looking statements regarding future results and events. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend”, “project” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this presentation. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. Please also note that the guidance provided in the Presentation with respect to 2022, which was first publicly disclosed on May 3, 2022, is included for reference purposes, only, and has not been updated or reaffirmed as of this or any other date. The Company’s actual future results may differ significantly from the results discussed in the forward-looking statements within this presentation for a variety of reasons, including and without limitation, risks related to the effects of the ongoing COVID-19 pandemic on our business, financial condition, results of operations and prospects, including: portions of our global workforce being unable to work fully and/or effectively due to working remotely, illness, quarantines, government actions, facility closures or other reasons related to the pandemic, increased risks of cyber-attacks resulting from our temporary remote working model, disruptions in our manufacturing capabilities or to our supply chain, volatility and uncertainty in global capital markets limiting our ability to access capital, customers being unable to make timely payments for purchases and volatility in demand for our products; foreign exchange rate fluctuations potentially affecting translation of the Company’s future non-U.S. operating results; fluctuations in expenditures by the Company’s customers, in particular large pharmaceutical companies; environmental and logistical obstacles affecting the distribution of products and risks associated with lawsuits and other legal actions, particularly involving claims for infringement of patents and other intellectual property rights. Such factors and others are discussed more fully in the sections entitled “Forward-Looking Statements” and “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on February 24, 2022, as updated by the Company’s subsequent filings with the SEC including the Company’s Quarterly Reports on Form 10-Q.

The information contained under Item 7.01 in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits

99.1	Investor Presentation dated May 19, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

By:	/s/ Amol Chaubal
Name:	Amol Chaubal
Title:	Senior Vice President and Chief Financial Officer

Dated: May 19, 2022

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